PL Portfolio Optimization Moderate-Conservative Fund	Summary Prospectus
Class: A (POBAX), B (POBBX), C (POBCX), R (POBRX)	March 19, 2012

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.pacificlife.com/pacificlifefunds.htm. You can also get this information at no cost by calling 1-800-722-2333 (select Option 2) or by sending an e-mail request to PLFdocumentrequest@pacificlife.com. The fund’s prospectus and statement of additional information, both dated July 1, 2011, as supplemented, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

Investment goal – This fund seeks current income and moderate growth of capital.

Fees and expenses
The table that follows describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Pacific Life Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges, Reductions and Waivers section on page 45 of the fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	B	C	R
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	5.00%	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	B	C	R
Management Fee	0.20%	0.20%	0.20%	0.20%

Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%

Other Expenses	0.30%	0.30%	0.30%	0.30%

Acquired Funds Fees and Expenses	0.68%	0.68%	0.68%	0.68%

Total Annual Fund Operating Expenses	1.43%	2.18%	2.18%	1.68%

Expense Reimbursement[1]	(0.15%)	(0.15%)	(0.15%)	(0.15%)

Total Annual Fund Operating Expenses after Expense Reimbursement	1.28%	2.03%	2.03%	1.53%

[1]	The investment adviser has contractually agreed to limit certain “fund operating expenses” incurred by the fund that exceed an annual rate of 0.15% through 6/30/2014, and 0.30% from 7/1/2014 through 6/30/2021. The agreement may be terminated by the fund’s board of trustees, if in the best interest of shareholders, upon 90 days’ prior written notice or will terminate automatically if the investment advisory agreement is terminated. The investment adviser may recoup amounts paid or reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement or reduction took place, provided that the recoupment would not cause the fund to exceed the expense cap.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds of Pacific Life Funds or other mutual funds. The Example assumes that you invest $10,000 in the noted share class of the fund for the time periods indicated, that your investment has a 5% return each year, and that the fund’s annual operating expenses remain as stated in the previous table throughout the periods shown, except for the expense caps, which are only reflected for the contractual period. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	B	C	R
1 year	$673	$706	$306	$156

3 years	$934	$1,037	$637	$483

5 years	$1,246	$1,326	$1,126	$868

10 years	$2,130	$2,285	$2,476	$1,947

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	B	C	R
1 year	$673	$206	$206	$156

3 years	$934	$637	$637	$483

5 years	$1,246	$1,126	$1,126	$868

10 years	$2,130	$2,285	$2,476	$1,947

Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s turnover rate was 9.61% of the average value of the fund.

Principal investment strategies
This fund is an asset allocation “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The fund aims to provide diversification across major asset classes – cash equivalents, fixed income, domestic equity, and international equity – by investing primarily in other Pacific Life Funds (each, an “Acquired Fund” or “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity securities, bonds or other securities, as appropriate, consistent with its investment objective and strategies. Although the fund seeks to provide investment across major asset classes, the fund is non-diversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any Underlying Fund.

Through investments in the Underlying Funds, this fund invests the majority of its assets in fixed income, such as investment grade securities, including mortgage-related and international securities, and derivatives, but also invests a considerable portion of its assets in equity securities. As of the date of this prospectus, the fund’s asset class allocation targets are 5% of its assets to cash equivalents, 55% to fixed income, 29% to domestic equity and 11% to international equity. International includes emerging market countries.

The Underlying Funds are not comprised of just one asset class; therefore, the asset class allocations may differ from the Underlying Fund allocations.

Underlying Fund Allocation Targets (as of 7/1/11)

PL Short Duration Bond:	10%	PL Large-Cap Growth:	4%
PL Floating Rate Loan:	7%	PL Mid-Cap Equity:	4%
PL Inflation Managed:	14%	PL Growth LT:	2%
PL Managed Bond:	28%	PL Emerging Markets:	1%
PL Main Street Core:	5%	PL International Value:	3%
PL Large-Cap Value:	8%	PL International Large-Cap:	5%
PL Small-Cap Value:	1%	PL Mid-Cap Growth:	2%
PL Comstock:	6%

Although the fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

PLFA regularly reviews the fund’s allocations to determine whether rebalancing is appropriate; and may use cash flows to help implement target allocations and rebalancing. Although PLFA does not intend to make frequent tactical adjustments to the target asset mix, PLFA has the right to modify the target allocations and Underlying Funds from time to time.

Principal risks
As with any mutual fund, the value of the fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the fund will achieve its investment objective. There may be some losses in the values of the investment as asset values fluctuate. The value of your fund shares will fluctuate and you could lose money. The fund may be affected by the following principal risks, among other non-principal risks:

•	Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among those funds. Allocations among the Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility, particularly during periods of broad market declines. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to build the fund of funds. There’s a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than using asset allocation.

•	Potential Conflicts of Interest Risk: PLFA may be subject to competing interests that have the potential to influence its investment decisions for the portfolio. For example, PLFA may be influenced by its view of the best interests of underlying portfolios, such as a view that an underlying portfolio may benefit from additional assets or could be harmed by redemptions.

Principal risks from holdings in Underlying Funds

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the fund’s investment objective, which could have an adverse impact on the fund’s performance generally, relative to other funds with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair fund management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the fund’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the fund holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in non-investment grade debt securities (sometimes called junk bonds) and asset-backed securities have a greater risk of being or becoming less liquid than investments in other, higher-rated debt securities.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty. Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the fund to lose more than the principal amount invested. Leverage can magnify the fund’s gains and losses and therefore increase its volatility.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of a fund that emphasizes companies with smaller market capitalizations.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the fund a higher risk of price volatility than investments in “undervalued” companies.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

Fund Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the performance of the fund’s Class A shares from year-to-year and by showing how the fund’s returns compare to benchmark indexes, which provide broad measures of market performance. Each index corresponds to one of four asset classes (cash equivalents, fixed income, domestic equity and international equity) allocated to by the fund. To further assist in performance comparisons, a composite index has been presented and is comprised of the four broad-based indexes shown below based on the target allocations for the fund that were in effect at that time.

Past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. Sales loads are not reflected in the chart below. If these amounts were reflected, returns would be lower. Updated performance information may be obtained at our website: www.mutualfunds.pacificlife.com/mfc/home/performance.html, or by calling customer service at 1-800-722-2333 (select Option 2).

Year by year total return (%)
as of December 31 each year

Class A return for the period 1/1/11 through 3/31/11: 2.74%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 11.34%; Q4 2008: -8.96%

Average annual total returns
For the periods ended December 31, 2010

	Inception			Since
Share class	date	1 year	5 years	Inception
A (before taxes)	12/31/03	3.75%	3.54%	3.92%

A (after taxes on distributions)	12/31/03	2.92%	2.39%	2.96%

A (after taxes on distributions and sale of shares)	12/31/03	2.52%	2.44%	2.87%

B (before taxes)	12/31/03	4.08%	3.66%	4.00%

C (before taxes)	12/31/03	8.10%	4.03%	4.13%

R (before taxes)	9/30/05	9.63%	4.52%	4.60%

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	12/31/03	0.13%	2.43%	2.36%

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	12/31/03	6.54%	5.80%	5.10%

S&P 500 Index (reflects no deductions for fees, expenses or taxes)	12/31/03	15.06%	2.29%	3.85%

MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	12/31/03	7.75%	2.46%	6.38%

PL Portfolio Optimization Moderate-Conservative Composite Benchmark (reflects no deductions for fees, expenses or taxes)	12/31/03	9.41%	4.66%	5.06%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

Management
Investment Adviser – Pacific Life Fund Advisors LLC. The primary person(s) responsible for day to day management of the fund are:

Manager and Primary Title
with Investment Adviser	Experience with Fund

Howard T. Hirakawa, Vice President	Since 2003
Carleton J. Muench, Assistant Vice President	Since 2006

Purchase and sale of shares
Once you have established an account, you may generally purchase or redeem shares of the fund on any business day by mail (Pacific Life Funds, P.O. Box 9768, Providence, RI 02940-9768), overnight mail (Pacific Life Funds, 4400 Computer Drive, Westborough, MA 01581), by telephone at 1-800-722-2333 (select option 2) or by wire or electronic funds transfer. For accounts established through a broker-dealer or other financial intermediary, please contact your financial professional to purchase or redeem shares.

For Class A, B and C shares, the minimum initial investment is $1,000. The minimum subsequent investment for Class A, B and C shares is $50. There is no minimum initial or subsequent investment for Class R shares because Class R shares are generally only available to certain employer-sponsored retirement, savings or benefit plans. For Class I shares, the minimum initial investment is $500,000, with no minimum subsequent investment. Pacific Life Funds reserves the right to waive or change minimum investment amounts, including for certain types of retirement plans. Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.

Purchase and sale requests are executed at the next net asset value (NAV), plus or minus any applicable sales charges, determined after an authorized designee receives, or the transfer agent receives at its processing location in Westborough, MA, the order in proper form.

Tax information
The funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to financial intermediaries
If you purchase shares of a fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the fund and its related companies may pay the broker-dealer or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.